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                                                                   Exhibit 10.43


                               WARRANT AGREEMENT


            WARRANT AGREEMENT (this "Agreement") dated as of February 5, 1997, Anchor Glass Acquisition Corporation, a corporation incorporated under the laws of the State of Delaware (with its successors, the "Company") and Bankers Trust Company (the "Initial Holder").

                             W I T N E S S E T H:

            WHEREAS, the Company, certain lenders from time to time party thereto, and Bankers Trust Company, as agent for such lenders, are parties to a Credit Agreement dated as of February 5, 1997 (as the same shall be modified, amended and supplemented and in effect from time to time, the "Credit Agreement");

            WHEREAS, as an inducement to Bankers Trust Company to have entered into the Credit Agreement, the Company had agreed to issue the Warrants (as hereinafter defined) to the Initial Holder upon the occurrence of certain events;

            WHEREAS, the Company has authorized the issuance of the Warrants which are exercisable, pursuant to the terms and conditions thereof, for Class C Common Stock (as hereinafter defined) of the Company during the Initial Period and Class A Common Stock (as hereinafter defined) thereafter; and

            WHEREAS, the Initial Holder now desires to subscribe for, and the Company now desires to issue to the Initial Holder, upon the terms and conditions set forth herein, the Warrants substantially in the form of Exhibit A hereto;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1.  Definitions.

            1.01 Definitions. Capitalized terms not otherwise defined herein are used as defined in the Credit Agreement. The following terms, as used herein, shall have the following respective meanings:

            "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the
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possession, directly or indirectly, of power to direct or cause the direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, contract or otherwise), provided that, in any event, any Person which owns, directly or indirectly, more than 10% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 10% of the partnership or other ownership interests of any Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, none of the Initial Holder, any Lender or any of their respective Affiliates shall be deemed to be an Affiliate of the Company.

            "Bank Holder" shall mean the Initial Holder and any other Holder that is, or becomes, a "Lender," as such term is defined in the Credit Agreement or is an Affiliate of a Lender.

            "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are required by law or authorized to close in New York City.

            "Class A Common Stock" shall mean and include the Company's authorized Class A Common Stock, $.10 par value, as constituted on the date hereof.

            "Class B Common Stock" shall mean and include the Company's authorized Class B Common Stock, $.10 par value, as constituted on the date hereof.

            "Class C Common Stock" shall mean and include the Company's authorized Class C Common Stock, $.1O par value, as constituted on the date hereof during the Initial Period (as defined in the Company's Amended and Restated Certificate of Incorporation ("Charter")) and thereafter, shall mean and include the Company's Class A Common Stock in accordance with the terms of the Charter.

            "Commission" shall have the meaning provided in Section
4.07 hereof.

            "Common Stock" shall mean and include (i) the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, (ii) all other classes of the Company's authorized common stock of any class and (iii) any other class of capital stock of the Company which is not by its terms restricted in amount or timing to the entitlement to dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

            "Company" shall have the meaning provided in the introductory paragraph hereof.


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            "Credit Agreement" shall have the meaning provided in the first recital hereof.

            "Demand Registration" shall have the meaning provided in Section 5.01(a) hereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

            "Fully Diluted Common Stock" means, at any time, the then outstanding Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all rights, warrants, options, convertible securities or exchangeable securities or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities exercisable for or convertible or exchangeable into Common Stock then outstanding.

            "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

            "Holder" initially shall mean the Initial Holder and each other holder of any Warrant or Warrant Share that is a direct or indirect transferee of the Initial Holder or any other Holder unless, with respect to any such Warrant or Warrant Share, such Warrant or Warrant Share is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to a transaction exempt from registration under the Securities Act if securities sold in such transaction may be resold without subsequent registration under the Securities Act.

            "Initial Holder" shall have the meaning provided in the first paragraph hereof.

            "Participating Third Party Holders" has the meaning ascribed to such term in Section 6.

            "Person" shall mean any individual, firm, limited liability company or partnership, joint venture, corporation, joint stock company, trust or trustee, incorporated or unincorporated association, union, business association, government (or any department, agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

            "Piggy-Back Registration" shall have the meaning provided in Section
5.02 hereof.


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            "Preferred Stock" means the Series A 10% Convertible Preferred Stock and the Series B 8% Convertible Preferred Stock of the Company.

            "Prospectus" means the prospectus included in any registration statement filed with the Commission pursuant to the terms hereof as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any such registration statement and all other amendments and supplements to the prospectus, including post-effective amendments and all other material incorporated by reference in such prospectus.

            "Registrable Securities" shall mean any Warrants or Warrant Shares except for Warrants or Warrant Shares (i) for which one or more registration statements covering such Warrants or Warrant Shares has become effective under the Securities Act and such Warrants or Warrant Shares have been disposed of pursuant to such effective registration statement, (ii) which have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) which may be sold pursuant to Rule 144(k) by the Holder thereof, (iv) the Company has delivered a new certificate or other evidence of ownership for such Warrants or Warrant Shares not bearing any legend relating to restrictions on transfer and such Warrant Shares may be resold without subsequent registration under the Securities Act without compliance with Rule 144 thereunder (or any similar provisions then in force) or (v) such Warrants or Warrant Shares are no longer outstanding, provided that for purposes of Piggy-Back Registration, clauses (iii) and (iv) shall not apply to the definition of Registrable Securities.

            "Registration Expenses" shall have the meaning provided in Section
5.05 hereof.

            "Regulation Y" shall mean the Regulation Y promulgated by the Board of Governors of the Federal Reserve System or any successor regulation.

            "Required Holders" shall mean the holders of more than 50% of all Warrant Shares (assuming the full exercise of all Warrants).

            "Sale" shall mean, as to any Security, any sale or other direct or indirect transfer, assignment, distribution, encumbrance or other disposition, either voluntary or involuntary, of such Security and shall include, without limitation, any conversion of such Security if securities are to be issued in such conversion for such Security in the name of any Person other than the holder of such Security, and any disposition of such Security or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act, other than any such disposition pursuant to an


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effective registration statement under the Securities Act or pursuant to Rule
144 thereunder and otherwise complying with all applicable state securities and "blue sky" laws and "Sell" and "Sold" shall have corollary meanings.

         "Satisfaction" means (a) the repayment in full of all Loans made under the Credit Agreement and interest payable thereon (other than the Conversion of the Bridge Loan), (b) the payment in full of all fees due and payable to any Lender under the Credit Agreement and to BTCo under the Commitment Letter and (c) the payment of all other amounts payable under the Credit Agreement.

         "Section 6 Notice" has the meaning ascribed to such term in Section 6.

         "Section 6 Offer" has the meaning ascribed to such term in Section 6.

         "Section 6 Offeree" has the meaning ascribed to such term in Section 6.

         "Section 6 Offeror" has the meaning ascribed to such term in Section 6.

         "Securities" means (a) the Common Stock, (b) the Warrants to be issued hereunder, (c) the Warrant Shares issuable upon exercise of the Warrants,
(d) the Preferred Stock, and (e) any capital stock of the Company into which any of the foregoing securities may be reclassified or for which they may be exchanged.

         "Securities Act" shall mean the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

         "Securityholders" means, at any time, the Holders or any of the Section 6 Offerees.

         "Shelf Registration" shall mean (i) a registration statement filed on any appropriate form under Rule 415 promulgated under the Securities Act or any successor rule or regulation or (ii) an amendment or supplement to any then-effective shelf registration.

         "Suspension Period" shall have the meaning provided in Section 5.01(b)(iii) hereof.

            "Third Party" means a prospective purchaser of Securities in an arms-length transaction from a Securityholder where such purchaser is not an Affiliate of such Securityholder.


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            "Underwritten Offering" means a Registration in which securities of the Company are sold to an underwriter for reoffering to the public.

            "Warrant" shall mean a Warrant substantially in the form of Exhibit A hereto and issued pursuant to this Agreement, and any Warrant or Warrants issued upon transfer thereof or in substitution therefor.

            "Warrantholder" shall mean the holder of any Warrant.

            "Warrant Share" shall mean any share of Class C Common Stock issued or issuable upon exercise of any Warrant or any share of Common Stock into which shares of Class C Common Stock are converted. For purposes of this Agreement, a Warrant Share shall be "outstanding" from and after the date hereof until the redemption or cancellation of such Warrant Share (or, if the related Warrant has not been exercised, the expiration, repurchase or cancellation of such Warrant) by the Company.

            1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP.

            Section 2. Terms and Conditions of Issuance of Warrants.

            2.01 Issuance of the Warrants. (a) In consideration of the premises and other good and valuable consideration, the Company agrees to issue (i) on the date hereof to the Initial Holder Warrants exercisable for the purchase of 1,405,229 shares of Class C Common Stock, (ii) on April 30, 1997, unless Satisfaction has occurred prior to such date, to the Initial Holder Warrants exercisable for the purchase of shares of Class C Common Stock representing 2.5% of the Fully-Diluted Common Equity as of such date, (iii) on July 30, 1997, unless Satisfaction has occurred prior to such date, to the Initial Holder Warrants exercisable for the purchase of shares of Class C Common Stock representing 2.5% of the Fully-Diluted Common Equity as of such date and (iv) concurrently with the closing of any offering of Take-Out Securities, to the Initial Holder Warrants exercisable for the purchase of shares of Class C Common Stock representing a percentage of the Fully-Diluted Common Equity (not less than zero) on such closing date equal to 50% of the difference between (l) 5% of the Fully-Diluted Common Equity as of such closing date and (2) the percentage of the Fully-Diluted Common Equity issued to purchasers of Demand Take-Out Notes pursuant to Section 5.10(ii) of the Credit Agreement on or prior to such closing date. The Company shall also issue to U.S. Holdco on any closing date referred to in clause (a)(iv) above Class B Common Stock

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equal to the percentage of the Fully-Diluted Common Equity determined pursuant to such clause (a)(iv).

            (b) Notwithstanding anything to the contrary in Section 2.01(a) and
Section 5.10(ii) of the Credit Agreement, (i) in no event shall the Company be required to issue shares of Common Stock or warrants exercisable for the purchase Common Stock representing in the aggregate more than 10% of its Fully-Diluted Common Equity pursuant to this Section 2.01 and Section 5.10(ii) of the Credit Agreement and (ii) in the event that an issuance of Demand Take-Out Notes occurs on or prior to July 30, 1997, which does not result in Satisfaction, no Warrants to purchase Class C Common Stock shall be issued to the Initial Holder and no Class B Common Stock shall be issued to U.S. Holdco, in each case in connection with the closing for such issuance until the earlier of (x) Satisfaction and (y) July 30, 1997, on which date additional Warrants exercisable for the purchase of Class C Common Stock shall be issued (if required) to the Initial Holder and shares of Class B Common Stock shall be issued (if required) to U.S. Holdco pursuant to Section 2.01(a)(iv) only after issuance in full of the Warrants to be issued pursuant to clauses Section 2.01(a)(ii) and (iii).

            (c) The number of shares of Class C Common Shares for which any Warrants are exercisable are subject to adjustment after the date of issuance of any such Warrants in accordance with Section 4.1 of the Warrant.

            Section 3. Representations and Warranties of the Company. The Company represents and warrants to each Holder as follows:

            3.01 Authorization. The Company has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and the Warrants and to issue and deliver the Warrants and Warrant Shares; the execution, delivery and performance by the Company of this Agreement and the Warrants have been duly authorized by all necessary action; each of this Agreement and the Warrants has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to creditors' rights generally and to general equitable principles.

            3.02 Valid Issuances. The Warrants, when issued and delivered pursuant hereto, and the Warrant Shares when issued and delivered pursuant to the Warrants, will be validly issued, fully paid and non-assessable, with no liability on the part of the holders thereof, and are not subject to any preemptive rights, rights of first refusal or rights of first offer.


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            3.03 No Breach. None of the execution and delivery by the Company of this Agreement and the Warrants, the consummation of the transactions herein or therein contemplated, including the issuance and delivery of the Warrants and, upon the exercise of the Warrants, the Warrant Shares, or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of or require any consent under, the Certificate of Incorporation or By-Laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency (although the Company will need to comply with the applicable provisions of the Securities Act, the Exchange Act and state securities law in connection with the exercise by the Holders of their rights under Sections 5.01 and 5.02 hereof), or any agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, or constitute a default under any such agreement or instrument or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument.

            3.04 Approvals. Assuming the truth and accuracy of the Initial Holder's representations and warranties contained in Section 7.01, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, which have not already been made or obtained, are necessary for the execution, delivery or performance by the Company of this Agreement and the Warrants, the consummation of the transactions contemplated herein and therein or the validity or enforceability hereof or thereof, except for compliance by the Company with the applicable provisions of the Securities Act, the Exchange Act and state securities laws in connection with the exercise by the Holders of their rights under Sections 5.01 and 5.02 hereof.

            3.05 Capitalization. The capitalization of the Company is as set forth in Section 4.1 of the Credit Agreement. As of the date hereof, there are no outstanding options or warrants to acquire, or any securities convertible into, any shares of capital stock of the Company, except for the Preferred Stock.

            3.06 Offer of Warrants. Neither the Company nor any Person acting on its behalf has directly or indirectly offered the Warrants or any part thereof or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than a Holder so as to cause the registration provisions of the Securities Act to apply to the issuance and sale of the Warrants. Neither the Company nor any Person acting on its behalf has taken or will take any action which would subject the issuance and sale of the Warrants to the provisions of
Section 5 of the Securities Act, or to the provisions of any state securities law requiring registration of securities, notification of the issuance or sale thereof or confirmation of


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the availability of any exemption from such registration except pursuant to this
Agreement.

            3.07 Approval under Section 203 of the General Corporation Law. The issuance, exercise and sale of the Warrants and the issuance and sale of the Warrant Shares have been approved prior to the date hereof by the Board of Directors of the Company pursuant to the resolutions attached hereto as Exhibit B which are in full force and effect, and no further action is required for the issuance, exercise or sale of the Warrants or the Warrant Shares pursuant to
Section 203 of the General Corporation Law of the State of Delaware.

            Section 4.  Covenants.

            4.01 Notice of Merger. Prior to the exercise of all of the Warrants, the Company will give each Holder at least 30 days' prior written notice of any merger or similar transaction in which the Company shall not be the surviving corporation.

            4.02 Inspection. The Company covenants and agrees that it will permit each Holder and its representatives to examine and make extracts and copies from the books and records of the Company during normal business hours to the same extent that any stockholder of the Company has the right to do so under the General Corporation Law of the State of Delaware.

            4.03 Information. The Company covenants and agrees that it will deliver to each Holder such financial statements and other information regarding the Company or any of its subsidiaries that the Company is obligated to prepare and deliver to its stockholders generally, in each case at the same time such financial statements and other information are delivered to such stockholders.

            4.04 Repurchase of Common Stock. The Company covenants and agrees that it will not, without 30 days' prior notice to each affected Bank Holder, to the extent that such Bank Holder is subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder), directly or indirectly, purchase, redeem, retire or otherwise acquire any shares of capital stock of the Company if, as a result of such purchase, redemption, retirement or other acquisition, any Bank Holder, together with its Affiliates, will own, or be deemed to own, Warrant Shares representing aggregate shares of any class of the Company then outstanding (assuming the full exercise of all Warrants then held by such Bank Holder and its Affiliates) in excess of those permitted for such Bank Holder or Affiliate under the Bank Holding Company Act of 1956, as amended (including Regulation Y). In the event that this Section 4.05 becomes applicable because of a transaction that the Company proposes to enter into, each affected Bank Holder and the Company agree to cooperate with one another to find a mutually acceptable alternative so that such affected Bank Holder maintains the


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benefits of its equity interest in the Company on substantially the same basis as set forth in this Agreement and the Warrant or Warrants held by such affected Bank Holder. If such Bank Holder has provided the Company with a prior written request not less than 10 days prior to any such transaction, such Bank Holder shall be entitled to receive shares of non-voting stock of the Company having identical terms, provisions and priorities as the Class C Common Stock (other than as to voting), which shares shall be convertible into Class C Common Stock on terms reasonably acceptable to such Bank Holder.

            4.05 Regulatory Matters. Subject in all cases to applicable requirements of law, the Company agrees to cooperate in good faith with and assist any Bank Holder or any of the Bank Holder's Affiliates (at such Bank Holder's or Affiliate's own cost and expense) as such Bank Holder may reasonably request in connection with any United States regulatory issues that may arise with respect to the Company. Anything herein or in the Warrants to the contrary notwithstanding, in the event that any Bank Holder or any of such Bank Holder's Affiliates shall determine that it is illegal or unduly burdensome, by reason of regulatory restriction, for such Bank Holder or such Affiliate to continue to hold some or all of the Warrants or its Warrant Shares or any other securities of the Company held by it, such Bank Holder or such Affiliate, as the case may be, may sell or otherwise dispose of that portion of its Warrants or Warrant Shares, as the case may be, that such Bank Holder or such Affiliate determines to be appropriate in light of such regulatory restrictions in as prompt and orderly a manner as is reasonably necessary. Subject in all cases to applicable requirements of law, the Company shall cooperate with and assist such Bank Holder or such Affiliate, as the case may be, in disposing of such Warrants or Warrant Shares, and (without limiting the foregoing) at the request of such Bank Holder or such Affiliate, as the case may be, the Company shall provide (and authorize such Bank Holder or such Affiliate, as the case may be, to provide) financial and other information concerning the Company to any prospective purchaser of the Warrants or Warrant Shares owned by such Bank Holder or such Affiliate, as the case may be, subject to appropriate confidentiality arrangements; provided, however, that the Company shall not be required to provide non-public information to any prospective purchaser that the Company reasonably determines may be inimical to the interests of the Company. The provisions of this Section 4.06 shall inure solely to the benefit of such Bank Holders and their Affiliates which are subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder) or any other law, rule or regulation governing the affairs of banks, bank holding companies or their affiliates.

            4.06 Rules 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such


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further action as the Initial Holder or the Required Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rules or regulations or regulations hereafter adopted by the Securities and Exchange Commission or any successor entity (the "Commission"). Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

            Section 5.  Demand Registration Rights.

            5.01 Demand Registrations. (a) The Initial Holder, any Holder which is an Affiliate of the Initial Holder or the Required Holders of Warrants or Warrant Shares representing at least 600,000 Warrant Shares may make a written request to the Company for registration of such Registrable Securities under the Securities Act with the Commission for a public offering of Registrable Securities (a "Demand Registration"), provided, however, that the Holders shall have the right to only two Demand Registrations of all or any part of their Registrable Securities. Whenever the Company shall receive a request for a Demand Registration, the Company will promptly give written notice of such registration to all Holders, use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities with respect to which the Company has received written requests for inclusion therein within 25 Business Days after such notice is given; provided, however, that the Company will not be required to take any action pursuant to this Section 5.01:

            (i) if the Company has effected a registration pursuant to Sections
5.01 or 5.02 within the 180-day period preceding such request which permitted Holders of Registrable Securities to register Registrable Securities;

            (ii) if the Company shall at the time have effective a Shelf Registration pursuant to which the Holder or Holders that requested registration could effect the disposition of such Holder's or Holders' Registrable Securities in the manner requested; or

            (iii) during the pendency of any Suspension Period permitted under
Section 5.01(b);

provided further, however, that the Company will be permitted to satisfy its obligations under this Section 5.01 by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act so that such registration statement (as amended) will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable


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Securities for which a demand for registration has been made under this Section
5.01. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of this Section
5.01. All requests made pursuant to this Section 5.01(a) will specify the number of shares of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

            (b) Effective Registration. (i) A registration initiated as a Demand Registration shall not be deemed a Demand Registration until such registration has become effective and (except in the case of a Shelf Registration) until the Registrable Securities included in such registration have actually been sold; provided, however, that a registration that does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Holders shall be deemed to have been effected by the Company unless the Holders shall have elected (without any obligation) to pay, and in fact pay (within 30 days after the Company receives notice of such refusal to proceed of the Holders), all reasonable Registration Expenses in connection with such registration.

            (ii) The Company may delay the filing of a registration statement required hereunder if at the time of a request for registration under Section 5.01(a) above, the Company is a party to a transaction involving the purchase, sale, conversion or issuance of securities of the Company which would be prohibited pursuant to Regulation M promulgated by the Commission under the Exchange Act during a distribution of the Registrable Securities to be registered under such registration statement.

            (iii) The Company may (x) delay the filing of a registration statement required hereunder or (y) suspend the effectiveness of any registration statement filed pursuant to a Demand Registration or, without suspending such effectiveness, instruct the Holders that no sales of Registrable Securities included in such registration statement may be made (and the Holders shall forthwith discontinue disposition of any such Registrable Securities) if, in the reasonable opinion of the Board of Directors of the Company, such registration and offering would require public disclosure of any undisclosed information regarding a material financing, acquisition, corporate reorganization or other significant transaction involving the Company or any Subsidiary of the Company, which disclosure would interfere with such transaction.

            (iv) Any delay in the filing of a registration statement pursuant to clause (ii) or (iii) above or any period of suspension in the effectiveness of a registration statement or during which any instruction to Holders that no sales of Registrable Securities may be made pursuant to clause (iii) above shall be a "Suspension Period". The Company shall promptly notify the Holders in writing of any Suspension Period, the


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reasons therefor and the proposed length thereof. The Company shall use its reasonable best efforts to provide such notice a reasonable number of days prior to the commencement of a Suspension Period, provided that in any event the Company shall provide such notice no later than the commencement of such Suspension Period. The aggregate number of days covered by Suspension Periods during the term of this Agreement shall not exceed 60 days and no more than two Suspension Periods may be commenced in any 365 day period. The Company shall give prompt written notice to the Holders of the termination of any Suspension Period.

            (c) No Right of Company or Other Person to Piggyback on Demand Registrations. If any Person owning any securities of the Company (other than any Holder) registers securities of the Company in a Demand Registration (in accordance with the provisions of this Section 5.01(c)), such Person shall pay the fees and expenses of counsel to such Person and its pro rata share of the Registration Expenses if the Registration Expenses for such registration are not paid by the Company for any reason. The Company covenants that it shall not grant any registration rights to any Person which rights would, in the reasonable judgment of the Initial Holder, conflict or be inconsistent with the provisions of this Section 5.01(c), and in the event of such a conflict or inconsistency, the terms of this Section 5.01(c) shall prevail.

            (d) Selection of Underwriters and Counsel, Etc. The Company shall not be required to provide an underwritten offering of the Registrable Securities. If the Initial Holder, any Affiliate of the Initial Holder or the Required Holders so elect, as the case may be, and the Company agrees to participate in its sole discretion, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. If a Demand Registration involves an Underwritten Offering, (i) the Company shall have the right to select the investment banker or bankers and manager or managers to administer the offering (provided that such investment bankers and managers must be reasonably satisfactory to the Initial Holder, such Affiliate thereof or the Required Holders, as the case may be,) and (ii) the Initial Holder, such Affiliate thereof or the Required Holders, as the case may be, shall have the right to select one counsel to represent the Holders reasonably acceptable to the Company.

            5.02 Piggy-Back Registration. If, at any time or from time to time while any Warrants or Registrable Securities are outstanding, the Company proposes to register any of its securities (whether for its own or others' account) under the Securities Act (other than by a registration statement on Form S-8 or Form S-4 or other form that does not include substantially the same information as would be required in a form for the general registration of securities or that would not be available for registration of Registrable Securities), the Company shall promptly give written notice to the Holders of the Company's intention to effect such registration. If, within 20 days after receipt of such notice, any Holder submits a written request to the Company specifying the Registrable Securities such Holder proposes to sell or otherwise dispose of(a "Piggy-Back Registration"), the Company shall include the number of shares of Registrable Securities specified in such Holder's request in such registration statement and the Company shall use its reasonable best efforts to keep each such registration statement in effect and to maintain compliance with each Federal and state law and regulation for the period necessary for such Holder to effect the proposed sale or other disposition. Any Holder participating in an underwritten offering pursuant to this Section 5.02 shall, if required by the managing underwriter or underwriters of such offering, enter into an underwriting agreement in a form customary for underwritten offerings of the same general type as such offering.

            Unless a Holder, or a person acting on behalf of a Holder, has commenced a distribution thereunder, nothing in this Section 5.02 will create any liability on the part of the Company to the Holders of Registrable Securities if the Company for any reason should decide not to file a registration statement proposed to be filed under the preceding paragraph or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

            5.03 Reduction of Offering. Notwithstanding anything contained herein, if the managing underwriter or underwriters of an offering described in
Section 5.01 or 5.02 hereof delivers a written opinion to the Holders that the size of the offering that the Holders, the Company or any other Person intends to make or the kind or combination of securities that the Holders, the Company and any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then the amount of any securities proposed to be offered shall be reduced or excluded from the offering as follows:

            (i) in the case of a Demand Registration, (x) all securities proposed to be included in such offering by Persons other than the Holders shall be reduced or excluded from such offering on a pro rata basis (or on another basis agreed to by such other Persons) before any Registrable Securities of the Holders are reduced or excluded from such offering, and
      (y) in the event that any Registrable Securities of the Holders are required to be reduced or excluded from such offering (which will only be required after all securities of Persons other than the Holders have been excluded entirely as provided in immediately preceding clause (x)), then the number of Registrable Securities of the Holders shall be reduced or excluded from such offering on a pro rata basis;

            (ii) in the case of a Piggy-Back Registration initiated by a Person other than the Company, all securities (including Registrable Securities) to be included in such offering by the Company, the Holders and the holders of similar "piggyback" registration rights shall be reduced or excluded from such offering on a pro rata basis before any securities of the Persons initiating the Piggy-Back Registration are reduced or excluded; and

            (iii) in the case of a Piggy-Back Registration initiated by the Company, all securities (including Registrable Securities) to be included in such offering by the Holders and any other holders of similar "piggy-back" registration rights shall be reduced or excluded from such offering on a pro rata basis before any securities of the Company are reduced or excluded.

            5.04 Registration Procedures. Whenever any Holder or Holders request that any Registrable Securities be registered pursuant to this Section 5, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request:

            (a) The Company will prepare and file with the Commission a registration statement (including all exhibits and financial statements required by the SEC to be filed therewith) on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement as may be requested by the holders of a majority of the Registrable Securities or as may be necessary to keep the Registration Statement effective for a period of not less than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; provided that, if the Holders specify that such registration shall be a Shelf Registration and the Company is eligible to use a registration statement on Form S-3, the Company shall use its reasonable best efforts to effect such Shelf Registration and to keep such Shelf Registration effective for a period of not less than two years (or such shorter period which will terminate when all Registrable Shares covered by such Shelf Registration have been sold or may be resold without registration under the Securities Act pursuant to Rule 144(k) or the equivalent thereunder).

            (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Holders requesting registration of Registrable Securities and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to the Holders requesting registration of Registrable Securities and the underwriters, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Holders requesting registration of Registrable Securities or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

            (c) notify the selling Holders of Registrable Securities and the managing underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, when the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling holders and managing underwriters with copies thereof, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) if, at any time, the representations and warranties of the Company contemplated by paragraph (n) below cease to be true and correct in any material respect and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

            (d) After the filing of the registration statement, the Company will promptly notify the Holders of any stop order issued or threatened by the Commission suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purpose, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

            (e) The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Holders requesting registration of Registrable Securities reasonably (in light of such Holders' intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities owned by the Holders, provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

            (f) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

            (g) The Company will promptly notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Holders any such supplement or amendment.

            (h) The Company will make available for inspection by the Holders requesting registration of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by such Holders or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause appropriate officers, directors and employees of the Company to make available all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and, upon the reasonable request of the Company, shall execute a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company and the Holder, and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public.

            (i) furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (j) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such holder;

            (k) cooperate with the selling holders of Registrable Securities and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request;

            (l) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

            (m) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

            (n) make such representations and warranties to the holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

            (o) enter into such customary agreements (including underwriting agreements) and take all such other appropriate actions as the holders of at least a majority of any Registrable Securities being sold or the managing underwriter or agent, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

            (p) obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent, if any, an opinion or opinions from counsel for the Company in customary form, scope and substance covered in opinions in comparable offerings, which counsel and opinions shall be reasonably satisfactory to such holders, underwriters or agents and their respective counsel;

            (q) obtain for delivery to the Company and the underwriter or agent, if any, with copies to the holders of Registrable Securities, a cold comfort letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or the holders of at least a majority of the Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

            (r) cooperate with each seller of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

            (s) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than fifteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

            (t) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

            (u) use reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which any of the Company's securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities are then quoted;

            (v) make available for inspection by representatives of the sellers of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such sellers or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the appropriate officers, directors and employees of the Company and the independent public accountants who have certified its financial statements to make themselves during normal business hours available to discuss the business of the Company and to make available all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement (subject to each party referred to in this clause
      (v) entering into customary confidentiality agreements in a form reasonably acceptable to the Company);

            (w) use reasonable efforts to make available the senior executive officers of the Company to participate in the customary "road show" presentations that may be reasonably requested by the holders and the managing underwriter in any Underwritten Offering; provided that the participation of such senior executive officers shall not unreasonably interfere with the conduct of their duties to the Company;

            (x) The Company shall promptly, after the issuance of an earnings release or upon the request of a holder, prepare a current report on Form 8-K with respect to such earnings release or a matter of disclosure as requested by such holder and file with the SEC such Form 8-K.

            The Company may require the Holders requesting registration of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

            The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.04(g) hereof, the Holders will forthwith discontinue disposition of any Registrable Securities registered pursuant to this Section 5 pursuant to the registration statement covering such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.04(g) hereof, and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies then in such Holders' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.04(e) hereof to the date when the Company shall make available to the Holder a prospectus supplemented or amended to conform with the requirements of Section 5.04(g) hereof.

            5.05 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless of whether the Registration Statement becomes effective, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), (iii) all printing, messenger, telephone and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance if the Company so desires or the underwriters so require in accordance with then customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, including all rating agency fees, (vii) all reasonable fees and disbursements of one counsel selected by the holders of a majority of the Registrable Securities being registered, (viii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities and the fees and expenses of counsel to the underwriters other than as provided in clause (ii) above, (ix) all fees and expenses of accountants to the holders of Registrable Securities being sold and (x) fees and expenses of other Persons retained by the Company without limitation (all such expenses being herein called "Registration Expenses"). The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

            5.06 Indemnification and Contribution. (a) In connection with each registration statement relating to the disposition of Registrable Securities, the Company shall indemnify and hold harmless each of the Holders, each underwriter of Registrable Securities, each partner, officer, director or employee of each of the Holders or any such underwriter and each Person, if any, who controls (within the meaning of either the Securities Act or the Exchange
Act) any of the Holders or any such underwriter against all losses, claims, damages or liabilities, joint or several, to which any of the Holders, such underwriter or any such Person may be subject arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or the prospectus included therein (or any supplement or amendment thereto) or a preliminary prospectus, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse each of the Holders and each of such other Persons for any reasonable legal or other expenses incurred in connection with the investigation or defense thereof (any such reimbursement to be made as such expenses are incurred upon presentation of any requested documentation); provided, however, that the Company shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in any such registration statement, preliminary prospectus, or prospectus (or amendment or supplement) in reliance upon and in conformity with information relating to any Person referred to above who would be indemnified by the Company pursuant to this Section 5.06(a) furnished in writing to the Company by such Person expressly for use therein. Notwithstanding the foregoing provisions of this Section 5.06(a), the Company will not be liable to any Holder of Registrable Securities (or any partner, officer, director or employee thereof), any underwriter or any other Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) any of the Holders or any such underwriter, under the indemnification obligations in this Section 5.06(a) for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of such Holder's or other Person's failure to send or deliver a copy of the final Prospectus to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such person if such statement or omission was corrected in such final Prospectus and the Company had previously furnished copies thereof to such Holder or such other Person in accordance with this Agreement.

            (b) In connection with each registration relating to the disposition of Registrable Securities, each Holder shall furnish to the Company in writing such information, including the name and address of, and the amount of Registrable Securities held by, such Holder, as the Company reasonably requests for use in such Registration Statement or the related Prospectus shall severally indemnify the Company, each director of the Company, each officer of the Company who signs the registration statement and any Person who controls the Company (within the meaning of either the Securities Act or the Exchange Act) to the same extent as the indemnity from the Company provided in Section 5.06(a) hereof, but only with respect to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such registration statement, preliminary prospectus or prospectus (or amendment or supplement). The maximum liability of any Holder under this Section 5.06(b) shall be limited to the aggregate amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to subsections (a) or (b) of this Section 5.06, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof, unless in the reasonable judgment of any indemnified party a conflict of interest is likely to exist, based on the written opinion of counsel, between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party will be obligated to pay the reasonable fees and expenses of such additional counsel. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent (which shall not be unreasonably withheld) but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent (which shall not be unreasonably withheld) of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

            (d) If the indemnification provided for in this Section 5.06 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and the respective Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the respective Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5.06(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.06(d), (i) no Holder shall be required to contribute any amount in excess of the amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration and (ii) no underwriter shall be required to contribute any amount in excess of the amount of the underwriting discount or commission applicable to the Registrable Securities underwritten by it. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            5.07 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and the Holders and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

            5.08 Holdback Agreement. The Company and its Affiliates agree (i) not to effect any public sale or distribution of any Registrable Securities or any securities similar to the Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities or any securities similar to the Registrable Securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed pursuant to Section 5.01 or 5.02 of this Agreement with respect to an underwritten public offering of any such securities (except as part of such registration statement where the Holders consents) or the commencement of a public


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
distribution of Registrable Securities; and (ii) that any agreement entered into after the date of the agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph shall not prevent the (x) conversion or exchange of any securities pursuant to their terms into or for other securities, (y) the issuance of securities pursuant to the Company's employee benefit plans, (z) sale or distribution of securities in connection with any merger or consolidation by the Company, or the acquisition by the Company of the capital stock or substantially all of the assets of any other Person.

            5.09 Specific Enforcement. The Company and each of the Holders acknowledge that remedies at law for the enforcement of this Section 5 may be inadequate and intend that this Section 5 shall be specifically enforceable in accordance with Section 8.04 hereof.

            Section 6. Co-Sale.

            6.01 Co-Sale. (a) Until five years from the Closing Date in respect of Warrants and Warrant Shares held by Lenders and their Affiliates and three years from the Closing Date in respect of Warrants and Warrant Shares held by all other Persons, if any of Consumers Packaging, U.S. Holdco or any of their Affiliates (all of the foregoing, the "Section 6 Offerees", and each of the foregoing a party to this Agreement only for the purposes of this Section 6) intend to sell, subject to Section 6.01(c), any of their Securities to, or receive a bona fide offer for their Securities from, a Third Party (hereinafter called the "Section 6 Offeror") which such Section 6 Offerees intend to consummate or accept for a specified price payable in cash or otherwise and on specified terms and conditions (hereinafter called the "Section 6 Offer"), then such Section 6 Offerees shall promptly forward a notice (a "Section 6 Notice") complying with Section 6(b) hereof to the Company and the Holders. Subject to
Section 6(c) hereof, the Section 6 Offerees shall not sell any of their Securities to the Section 6 Offeror unless (i) the terms of the Section 6 Offer are extended to the Holders with respect to the Warrants and the Warrant Shares,
(ii) if the Section 6 Offer, as extended, relates to less than all of the Securities proposed to be sold by the Section 6 Offerees and the Holders and any other Securityholders exercising a right to participate in such Section 6 Offer (any "Participating Third Party Holders"), the Sale shall include a pro rata portion of the Securities proposed to be Sold by each of such Securityholders based on the same proportion that the Securities proposed to be Sold by the
Section 6 Offerees bears to the aggregate Securities owned by the Section 6 Offerees and (iii) the Section 6 Offerees shall bear all costs and expenses incurred in connection with the consummation of the Sale of Securities to the Section 6 Offeror (other than the costs and expenses (including legal costs and expenses) directly incurred by each such Holder in connection with its evaluation and review of such Sale of Securities).

            (b) The Section 6 Notice shall set forth (i) the aggregate percentage (and number) of the shares of Common Stock or other capital stock of the Company represented by the Securities to which the Section 6 Offer relates and the name or names of the Section 6 Offerees and any Participating Third Party Holders to the extent the Company has knowledge; (ii) the name and address of the Section 6 Offeror; (iii) the proposed amount and type of consideration (including, if the consideration consists in whole or in part of non-cash consideration, such information available to the Section 6 Offerees as may be reasonably necessary for the Holders to properly analyze the economic value and investment risk of such non-cash consideration) and the terms and conditions of payment offered by the Section 6 Offeror; (iv) the percentage (and number) of the shares of Common Stock or other capital stock of the Company held by each Securityholder as of the close of business on the date of such Section 6 Notice; and (v) that the Section 6 Offeror has been informed of the co-sale rights provided for in this Section 6 and has agreed to purchase the Warrants or the Warrant Shares (at each Holder's election) in accordance with the terms of this
Section 6. No Holder shall be required to make any representations and warranties to any Person in connection with the exercise by such Holder of its co-sale rights as provided in this Section 6 except as to (i) good title and the absence of liens with respect to such Holder's Warrants or Warrant Shares, (ii) the corporate or other existence of such Holder and (iii) the authority for and the validity and binding effect of, and the absence of any conflicts under the charter documents and material agreements of such Holder as to, any agreements entered into by such Holder in connection with such co-sale rights. No Holder shall be required to provide any indemnities in connection with the exercise of such co-sale rights except for a breach of such representations and warranties made by such Holder; provided that, notwithstanding the foregoing, each Holder shall be obligated to join on a pro rata basis (based on such Holder's share of the aggregate proceeds received in any such sale) in any indemnification that all Section 6 Offerees and Participating Third Party Holders agree to provide in connection with any such sale (other than any such obligations that relate specifically to any representation or warranty made by a particular Section 6 Offeree or Participating Third Party Holder regarding such Person's title to and ownership of Securities and such Person's authority, power and right (legally and contractually) to enter into and consummate any such sale), provided that no Holder shall be obligated in connection with any such sale to agree to indemnify or hold harmless the Section 6 Offerors (taken together) with respect to an amount in excess of the net cash proceeds paid to such Holder in connection with any such sale.

            (c) This Section 6 right of co-sale shall only apply to a Sale of Securities in a single or related series of transactions by Section 6 Offerees which either (i) result in Consumer Packaging and its Affiliates owning less than 50.1% of the Fully-Diluted Common Stock or (ii) represents 10% or more of the Fully-Diluted Common Stock and shall not apply to any Warrants or Warrant Shares previously sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder.

            Section 7.  Compliance with the Securities Act.

            7.01 Representations and Warranties. Each Holder by its acceptance of the Warrants represents and warrants as of the date hereof and as of the date of any exercise of the Warrants held by such Holder as follows:

            (a) Such Holder understands that the Company has not registered the Warrants or the Warrant Shares under the Securities Act, is acquiring the Warrants and the related Warrant Shares for its own account and not as nominee or agent for any other Person and not for offer or sale in any manner that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Warrants or Warrant Shares under a registration under the Securities Act or any applicable state securities laws or under an exemption from such registration available under such Act or any applicable state securities laws.

            (b) Such Holder is an "accredited" investor within the meaning of Regulation D promulgated under the Securities Act.

            7.02 Transfer Restriction, Legend. No Holder will sell, transfer or otherwise dispose of any Warrant or Warrant Share other than to an Affiliate of such Holders or in a transaction that complies with the registration requirements of Section 5 of the Securities Act or pursuant to an exemption (including, without limitation, sales under Rules 144 and 144A promulgated under the Securities Act) therefrom. If any Holder desires to transfer any Warrant or Warrant Shares other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or l44A, then such Holder shall deliver, at such Holder's transfer, together with an opinion of counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available. Each Warrant or certificate or instrument (if any) representing the Warrant Shares issued upon exercise of the Warrants (and each Warrant or certificate or instrument (if any) representing the Warrant Shares issued to transferees of such Warrant or certificate or instrument (if any)), unless at such time as the same is no longer required under the applicable requirements of the Securities Act, shall bear the following legends:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."

            "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN A CERTAIN WARRANT AGREEMENT DATED AS OF FEBRUARY 5, 1997, AS THE SAME MAY BE MODIFIED, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT."

The foregoing legends will be removed by the Company (a) upon any sale of Warrants or Warrant Shares in accordance with Rule 144 (or any successor provision thereof) or pursuant to an effective registration statement, (b) at any time after three years (or such shorter period specified in Rule 144(k) or any successor provision thereof) from the Date of Issuance of any Warrant (as defined in the Warrant) upon certification from the Holder that such Holder is not an affiliate of the Company (as defined for purposes of such Rule 144 or any such successor provision) and that, to the best of such Holder's knowledge, the relevant Warrant or Warrant Shares were not acquired for purposes of Rule 144 from the Company or any affiliate of the Company within the past three years (or such shorter period) or (c) upon receipt by the Company from the relevant Holder of such certifications or legal opinions as it may reasonably request to enable it to determine that such legend is no longer required in order to satisfy the requirements of the Securities Act.

            Section 8.  Miscellaneous

            8.01 Expenses. The Company agrees to pay all fees and disbursements of the Initial Holder (including the reasonable fees and expenses of its counsel) in connection with the purchase and sale of the Warrants as contemplated by this Agreement or any amendments thereto and the fees and disbursements of the Initial Holder (including the reasonable fees and expenses of its counsel) in connection with the negotiation, execution, delivery and enforcement of this Agreement, the Warrants or the Warrant Shares or any waiver or consent hereunder or thereunder or any amendment hereof or thereof. In addition, the Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable by any Bank Holder in connection with the execution and delivery of this Agreement, any Warrants or the issuance or transfer of the Warrants or Warrant Shares (other than any such taxes in connection with a transfer of the Warrants to another Holder).

            9.02 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telegraph, telecopy, cable or other writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to the Company given in accordance with this Section 9.02. All such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            9.03 Exclusion. This Agreement and the Warrants shall be binding upon, and inure solely to the benefit of the Company and the Holders, and no other Person shall acquire or have any right under or by virtue of this Agreement or the Warrants (other than any such Person to whom such Holders have transferred an interest in the Warrants or the Warrant Shares pursuant to the terms thereof and hereof).

            9.04 Specific Performance. The Company acknowledges and agrees that in the event of any breach of this Agreement or the Warrants by the Company, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement or the Warrants in any action instituted in the United States District Court for the Southern District of New York, or, in the event such Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action.

            9.05 Warrantholder Not a Stockholder. Prior to the exercise of any of its Warrants, no Warrantholder shall, except as specifically provided herein, be entitled to any of the rights of, or be deemed to be, a stockholder in the Company.

            9.06 No Waivers. No failure or delay by any party in exercising any rights, power or privilege hereunder or under the Warrants shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

            9.07 Amendments and Waivers. Any provision of this Agreement or the Warrants may be amended or waived if, but only if, such amendment or waiver is in writing and signed by the Company, the Required Holders and, until such time as the Initial Holder (or any Affiliate thereof) no longer holds any Warrants or Warrant Shares, the Initial Holder (or such Affiliates).

            9.08 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement and the Warrants shall be governed by and construed in accordance with the laws of the State of New York. If any action or proceeding shall be brought by the Holder in order to enforce any right or obligation in respect of this Warrant, the Company hereby consents and will submit to the jurisdiction of any state or federal court of competent jurisdiction in the State of New York, and agrees that venue will be proper in any such court. THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS WARRANT AGREEMENT OR THE WARRANTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

            9.09 Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatories thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                          ANCHOR GLASS ACQUISITION
                                          CORPORATION


                                          By:   /s/ John J. Ghaznavi
                                              ----------------------------------
                                              Name:  John J. Ghaznavi
                                              Title: Chief Executive
                                                       Officer

                                          Address for Notices:
                                          One Anchor Plaza
                                          4343 Anchor Plaza Parkway
                                          Tampa, Florida 33634-7513
                                          Telephone No.: (813) 884-0000
                                          Telecopier No. : (813)782-7859
                                          Attention: John J. Ghaznavi


                                          BANKERS TRUST COMPANY

                                          By:   /s/
                                              ---------------------------------
                                              Name:
                                              Title:

                                          Address for Notices:
                                          130 Liberty Street
                                          New York, New York  10006
                                          Telephone No.: (212) 250-7561
                                          Telecopier No.: (212) 250-7351
                                          Attention: Larry Benison